                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                ----------------

                                    FORM 8-K

                                ----------------

                                 CURRENT REPORT

                       Pursuant to Section 13 or 15(d) of
                       the Securities Exchange Act of 1934


       Date of Report (Date of earliest event reported): October 30, 1998
                                                         -----------------

                        CORPORATE OFFICE PROPERTIES TRUST
              ----------------------------------------------------
             (Exact name of registrant as specified in its charter)


         Maryland                      0-20047                 23-2947217
-------------------------------      ------------       ----------------------
(State or other jurisdiction of      (Commission             (IRS Employer
       incorporation)                File Number)       Identification Number)


                           401 City Avenue, Suite 615
                              Bala Cynwyd, PA 19004
                     --------------------------------------
                    (Address of principal executive offices)


                                 (610) 538-1800
               --------------------------------------------------
              (Registrant's telephone number, including area code)

Item 2.  Acquisition or Disposition of Assets.

On October 30, 1998, Corporate Office Properties Trust (the "Company") through its affiliate Corporate Office Properties, L.P. (the "Operating Partnership"), acquired six office buildings and two office/flex buildings (the "Centerpoint Properties") located in Middlesex County, New Jersey.

The purchase price of the Centerpoint Properties totaled approximately $31.7 million, including approximately $400,000 in transaction costs. The purchase price was determined through arms-length negotiation with the sellers, South Middlesex Industrial Park Associates, L.P. and SM Monroe Associates. The Company paid $31.0 million of the purchase price and transaction costs using borrowings under its existing senior revolving credit facility with Bankers Trust Company and the balance using the Company's cash reserves.

The Centerpoint Properties, located at Exit 8A of the New Jersey Turnpike, adjacent to Princeton, New Jersey, total approximately 270,000 square feet. Major tenants as of October 31, 1998, include the Associated Press and Somfy Systems, under leases aggregating approximately 65,000 and 41,000 square feet, respectively, representing approximately 24% and 15%, respectively, of the Centerpoint Properties' aggregate square feet.

The following table sets forth certain historical information relating to each of the Centerpoint Properties as of October 31, 1998:

                             CENTERPOINT PROPERTIES



                                                                        Percentage of   Total Rental
                                             Percentage                 Total Rental     Revenue per
                                           Occupied as of  Total Rental  Revenue of       Occupied
                      Year Built/ Rentable  Oct. 31, 1998     Revenue   Occupied Sq. Ft.    Sq. Ft.   Major Tenants (10% or more of
Property Locations    Renovated   Sq. Ft.        (1)            (2)           (3)             (4)        Rentable Square Feet)
------------------    ----------- -------- --------------  ------------ ---------------- -----------  -----------------------------


101 Interchange Plaza   1985      43,886       100.00%      $ 750,608        15.48%         $17.10    Ford Motor Credit Co. (33%)
                                                                                                      Middlesex County Improvement
                                                                                                        (13%)
                                                                                                      Trans Union Corp. (11%)
                                                                                                      CSX Transportation, Inc. (10%)

104 Interchange Plaza   1990      47,142       100.00%      1,032,215        21.28%          21.90    South Middlesex Industrial
                                                                                                        Park Assoc. (24%)
                                                                                                      Utica Mutual Insurance
                                                                                                        Company (15%)
                                                                                                      Lanier Worldwide, Inc. (12%)
                                                                                                      Somerset RE Management (10%)

19 Commerce Drive       1989      65,277       100.00%      1,251,780        25.81%          19.18    The Associated Press (100%)

47 Commerce Drive    1992/1998    40,686       100.00%        395,112         8.15%           9.71    Somfy Systems (100%)

2 Centre Drive          1989      16,132       100.00%        448,676         9.25%          27.81    Summit Bank (100%)

3 Centre Drive          1987      20,436       100.00%        312,382         6.44%          15.29    Matrix Development Group
                                                                                                        (100%)

7 Centre Drive          1989      19,466       100.00%        310,921         6.41%          15.97    Paradise Software (17%)
                                                                                                      Systems Freight, Inc. (14%)
                                                                                                      Compugen, Inc. (12%)

8 Centre Drive          1986      16,199       100.00%        348,249         7.18%          21.50    AON Risk Services, Inc. (100%)
                                 -------                    ---------       ------

                                 269,224       100.00%     $4,849,943       100.00%         $18.01
                                 -------                   ----------       ------
                                 -------                   ----------       ------



---------------
(1)  The percentage is based on all leases in effect as of October 31, 1998.

(2) Total Rental Revenue is the monthly contractual base rent as of October 31, 1998, multiplied by 12 plus the estimated annualized expense reimbursements under existing leases.

(3) This percentage is based on the property's rental revenue to Centerpoint Properties' Total Rental Revenue.

(4) This represents the property's total rental revenue divided by the respective property's leased square feet as of October 31, 1998.

The following schedule sets forth lease expirations for the Centerpoint Properties for the period November 1, 1998 to December 31, 1998, and annually thereafter, assuming that none of the tenants exercise renewal options:


                             CENTERPOINT PROPERTIES
                          SCHEDULE OF LEASE EXPIRATIONS




                                                                         Total Rental                             Total Rental
                                                                          Revenue of                               Revenue of
                                    Square Footage                      Expiring Leases  Percentage of Total     Expiring Leases
                       Number of      of Leases    Percentage of Total   Per Rentable      Rental Revenue         Per Rentable
Year of Expiration  Leases Expiring   Expiring      Leased Square Feet  Square Foot (1)       Expiring (1)       Square Foot (1)
------------------- --------------- -------------- -------------------  ---------------- -------------------  --------------------


November 1, -
December 31, 1998         3            9,117             3.38%           $   134,176             2.77%               $ 14.72
             1999         9           60,007            22.29%             1,251,970            25.81%                 20.86
             2000         5           44,000            16.34%               806,950            16.64%                 18.34
             2001         7           17,936             6.67%               403,963             8.33%                 22.52
             2002         4           78,977            29.34%             1,515,005            31.23%                 19.18
             2003         5           18,501             6.87%               342,767             7.07%                 18.53
             2004        --               --             0.00%                    --             0.00%                    --
             2005        --               --             0.00%                    --             0.00%                    --
             2006        --               --             0.00%                    --             0.00%                    --
             2007        --               --             0.00%                    --             0.00%                    --
             2008         1           40,686            15.11%               395,112             8.15%                  9.71
2009 & Thereafter        --               --             0.00%                    --             0.00%                    --
                        ---          -------           ------            -----------           ------
                         34          269,224           100.00%           $ 4,849,943           100.00%               $ 18.01
                        ---          -------           ------            -----------           ------
                        ---          -------           ------            -----------           ------


---------------
(1) Total Rental Revenue is the monthly contractual base rent as of October 31, 1998 multiplied by 12, plus the estimated annualized expense reimbursements under existing leases.


Item 7.  Financial Statements, Pro Forma Financial Information and Exhibits

         (a)  Financial Statements of Businesses Acquired

              The combined financial statements of the Centerpoint Properties will be filed by amendment.

         (b)  Pro Forma Financial Information

              The pro forma condensed consolidated financial statements of the Company will be filed by amendment.

         (c)  Exhibits


Exhibit Number     Description
--------------     -----------


2.31.1             Sale-Purchase Agreement, dated August 20, 1998 between South
                   Middlesex Industrial Park Associates, L.P. and SM Monroe
                   Associates and COPT Acquisitions, Inc.

2.31.2             First Amendment to Sale-Purchase Agreement, dated October 30,
                   1998, between South Middlesex Industrial Park Associates, L.P.
                   and SM Monroe Associates, L.P. and COPT Acquisitions, Inc.



                                   SIGNATURES

                  Pursuant to the requirements of the Securities Exchange Act of 1934, the Company has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated:  November 16, 1998


                        CORPORATE OFFICE PROPERTIES TRUST


                        By: /s/ Clay W. Hamlin, III
                            -------------------------------
                            Name: Clay W. Hamlin, III
                            Title: Chief Executive Officer


                        By: /s/ Randall M. Griffin
                            -------------------------------
                            Name: Randall M. Griffin
                            Title: President and Chief Operating Officer